Exhibit 23
                                                                      ----------


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 33-34991.



/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 22, 2000